UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 16, 2003


                             3D SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   0-22250                  95-4431352
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)




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ITEM 4.  CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     As discussed in the Company's Current Report on Form 8-K filed on April 23, 2003, on April 16, 2003, Deloitte and Touche LLP, which we refer to in this report as Deloitte, informed the Company that it did not intend to stand for reelection as the Company's principal independent accountant.

     On July 16, 2003, Deloitte advised the Company that the client-auditor relationship between the Company and Deloitte had ceased.

     The reports of Deloitte on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 have not included an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for the 2002 report which contained an explanatory paragraph relating to a going concern uncertainty.

     During the fiscal years ended December 31, 2002 and 2001 and the period from January 1, 2003 to July 16, 2003, (a) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its report, and (b) there were no "reportable events" as the term is defined in Item 304(a)(1)(v) of Regulation S-K, except as follows:

     Deloitte informed the Company that material weaknesses in the Company's internal controls existed. Specifically, Deloitte advised the Company that:

     o The Company's accounting and finance staff are inadequate to meet the needs of a complex, multinational SEC registrant. The Company needs to strengthen its capability to implement existing generally accepted accounting principles, as well as understand and implement new accounting standards. In addition, the Company needs to strengthen its capabilities in performing routine accounting processes involved in closing its books, such as account reconciliations and analyses.

     o The Company needs to strengthen its controls and processes related to revenue recognition. During 2002, 2001 and 2000, revenue was recognized for transactions that did not meet the requirements for revenue recognition under the Company's policies or generally accepted accounting principles.

     The Company has furnished Deloitte with a copy of the foregoing disclosures and has requested Deloitte to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter, dated July 22, 2003, from Deloitte to the Securities and Exchange Commission is attached to this Current Report on Form 8-K as Exhibit 16.1.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

     16.1 Letter, dated July 22, 2003, from Deloitte and Touche LLP to the Securities and Exchange Commission.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 22, 2003                     3D SYSTEMS CORPORATION



                                  /s/ Keith Kosco
                                  ----------------------------------
                                  By:  Keith Kosco
                                  Its: General Counsel and Corporate Secretary



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                                  EXHIBIT INDEX

EXHIBITS

16.1 Letter, dated July 22, 2003, from Deloitte and Touche LLP to the Securities and Exchange Commission.

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